Exhibit 99.1

AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 9th day of April 2010 by and between Silicon Valley Bank (“Bank”) and Entropic Communications, Inc., a Delaware corporation (“Borrower”) whose address is 6290 Sequence Drive, San Diego, California 92121.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 11, 2007 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Addition of Unused Revolving Line Facility Fee. Section 2.4(d) of the Loan Agreement that currently reads as follows:

(d) Unused Revolving Line Facility Fee. A fee (the “Unused Revolving Line Facility Fee”), payable monthly, in arrears, on a calendar year basis, in an amount equal to one-half of one percent (0.50%) per annum of the average unused portion of the Revolving Line, as determined by Bank; provided, however, while the Reduced Rate is in effect, then the Unused Revolving Line Facility Fee will be payable monthly, in arrears, on a calendar year basis, in an amount equal to one-quarter of one percent (0.25%) per annum of the average unused portion of the Revolving Line, as determined by Bank. The unused portion of the Revolving Line, for the purposes of this calculation, shall include amounts reserved under the Cash Management Services Sublimit for products provided and under the Foreign Exchange Sublimit for FX Forward Contracts. Borrower shall not be entitled to any credit, rebate or repayment of any Unused Revolving Line Facility Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement, or suspension or termination of Bank’s obligation to make loans and advances hereunder; and

is hereby amended in its entirety and replaced with the following:

(d) Unused Revolving Line Facility Fee. A fee (the “Unused Revolving Line Facility Fee”), payable monthly, in arrears, on a calendar year basis, in an amount equal to one-half of one percent (0.50%) per annum of the average unused portion of the Revolving Line, as determined by Bank; provided, however, while the Reduced Rate is in effect, then the Unused Revolving Line Facility Fee will be payable monthly, in arrears, on a calendar year basis, in an amount equal to one-quarter of one percent (0.125%) per annum of the average unused portion of the Revolving Line, as determined by Bank. The unused portion of the Revolving Line, for the purposes of this calculation, shall include amounts reserved under the Cash Management Services Sublimit for products provided and under the Foreign Exchange Sublimit for FX Forward Contracts. Borrower shall not be entitled to any credit, rebate or repayment of any Unused Revolving Line Facility Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement, or suspension or termination of Bank’s obligation to make loans and advances hereunder; and

2.2 Modified Dispositions. Section 7.1 of the Loan Agreement that currently reads as follows:

7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for (a) Transfers of Inventory in the ordinary course of business; (b) Transfers of worn-out or obsolete Equipment; and (c) Transfers consisting of Permitted Liens and Permitted Investments; (d) Transfers of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; and (e) other Transfers not to exceed $50,000 per year. For purposes of clarification, it is understood and agreed by the parties that Borrower shall not transfer any assets or Collateral to its Subsidiaries, Entropic Communications (Hong Kong) Ltd., Entropic Communications (Shenzhen) Ltd., Entropic Communications Israel Ltd., SAS RF Magic and RF Magic Ltd., except that Borrower may transfer cash to the extent required to pay for each such Subsidiary's operating expenses incurred in the normal course of business, not to exceed $400,000 per month in the aggregate for all such Subsidiaries combined.

is hereby amended in its entirety and replaced with the following:

7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for (a) Transfers of Inventory in the ordinary course of business; (b) Transfers of worn-out or obsolete Equipment; and (c) Transfers consisting of Permitted Liens and Permitted Investments; (d) Transfers of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; and (e) other Transfers not to exceed $50,000 per year. For purposes of clarification, it is understood and agreed by the parties that Borrower shall not transfer any assets or Collateral to its Subsidiaries, Entropic Communications (Hong Kong) Ltd., Entropic Communications (Shenzhen) Ltd., Entropic Communications Israel Ltd., SAS RF Magic and RF Magic Ltd., except that Borrower may transfer cash to the extent required to pay for each such Subsidiary’s operating expenses incurred in the normal course of business, not to exceed $600,000 per month in the aggregate for all such Subsidiaries combined.

2.3 Modified Definition of Eligible Foreign Accounts. The definition of “Eligible Foreign Accounts” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Eligible Foreign Accounts” means Accounts arising in the ordinary course of Borrower’s business from an Account Debtor that does not have its principal place of business in the United States but are otherwise Eligible Accounts that are (a) supported by letter(s) of credit acceptable to Bank in its discretion; or (b) that Bank approves in writing including from the following Account Debtors which are hereby approved: (i) Motorola, (ii) Actiontech, (iii) Zinwell Corporation, (iv) Alcatel, (v) Jabil Circuits, (vi) Maruban, (vii) Prime Electronics, (viii)WinstronNeWeb Corporation and subsidiary, (ix) Radiance Electronics Co. Ltd., (x) Samsung Electronics, (xi) Technicolor and (xii) Flextronics Pte Ltd.

2.4 Modified Definition of Maximum Dollar Amount. The definition of “Maximum Dollar Amount” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Maximum Dollar Amount” is $5,000,000.

2.5 Modified Definition of “Permitted Investments.” Subclause (f) of the definition of “Permitted Investments” set forth in Section 13.1 of the Loan Agreement that currently reads as follows:

(f) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed $400,000 per month in the aggregate for all such Subsidiaries combined as provided for in Section 7.1 hereof;

is hereby amended in its entirety and replaced with the following:

(f) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed $600,000 per month in the aggregate for all such Subsidiaries combined as provided for in Section 7.1 hereof;

2.6 Modified Definition of Revolving Line Maturity Date. The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Revolving Line Maturity Date” is April 8, 2011.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower filed with the Delaware Secretary of State’s Office on December 12, 2007 (the Amended and Restated Certificate of Incorporation of Entropic Communications, Inc.) remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $12,500, and (c) Borrower’s payment of all legal fees of Bank incurred with respect to this Amendment and (d) Bank’s receipt of the Consent to Amendment and Reaffirmation of Guaranty attached hereto, duly executed and delivered by each Guarantor (unless Bank, in its sole discretion at any time waives in writing the receipt of any such Consent).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Entropic Communications, Inc.

By:	/s/ Derek Brunelle	By:	/s/ Kurt Noyes
Name:	Derek R. Brunelle	Name:	Kurt Noyes
Title:	Relationship Manager	Title:	VP, Accounting & Treasury